Exhibit 99.906CERT

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of the Turner Funds (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended September 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.                                       such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 9, 2009

/s/ Thomas R. Trala, Jr.
Thomas R. Trala, Jr.
President and CEO

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Controller and Chief Financial Officer of the Turner Funds (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended September 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.                                       such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 9, 2009

/s/ Michael Lawson
Michael Lawson
Controller and CFO